AdvisorDesigns® Variable Annuity	AdvisorDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022

Supplement Dated December 15, 2015
To Prospectus Dated May 1, 2015

Effective December 15, 2015, the Wells Fargo Advantage Opportunity VT underlying fund changed its name to Wells Fargo Opportunity VT. The corresponding Subaccount also changed its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name.

The information regarding the Wells Fargo Advantage Opportunity VT subaccount in the table under the “Frequent Transfer Restrictions” section of the Prospectus is deleted and replaced with the following:

Subaccount	Transfer Block Restriction (# of Calendar Days)
Wells Fargo Opportunity VT	30 days

Please Retain This Supplement For Future Reference